SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

PracticeWorks, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	52-2259090

(State of Incorporation or Organization)	(IRS Employer Identification No.)

1765 The Exchange Suite 200 Atlanta, Georgia	30339

(Address of Principal Executive Offices)	(Zip Code)

If this form relates to the registration	If this form relates to the registration
of a class of securities pursuant to	of a class of securities pursuant to
Section 12(b) of the Exchange Act and	Section 12(g) of the Exchange Act
is effective pursuant to General	and is effective pursuant to General
Instruction A.(c), please check the	Instruction A.(d), please check the
following box. [X]	following box. [ ]

Securities Act registration statement file number to which this form relates:	333-53792
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered

Common Stock, par value $0.01 per share

(Title of Class)

Securities to be registered pursuant to Section 12(g) of the Act: None

Item 1. Description of Registrant’s Securities to be Registered.

      Incorporated by reference to the section entitled “Description of Capital Stock – Common Stock” in the Company’s Registration Statement on Form S-1 (Commission File No. 333-53792) (the “Registration Statement”) initially filed with the Securities and Exchange Commission on January 16, 2001.

Item 2. Exhibits.

1.	Certificate of Incorporation of PracticeWorks, Inc. (incorporated herein by reference to Exhibit 3.1 to the Registration Statement).

2.	Bylaws of PracticeWorks, Inc. (incorporated herein by reference to Exhibit 3.3 to the Registration Statement).

3.	Form of Certificate for PracticeWorks, Inc. Common Stock, $0.01 par value per share (incorporated herein by reference to Exhibit 4.1 to Registration Statement).

SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

PRACTICEWORKS, INC.

By:	/s/ James A. Cochran

James A. Cochran Senior Vice President, Chief Financial Officer

Dated: February 20, 2001

Exhibits

Exhibits.

1.	Certificate of Incorporation of PracticeWorks, Inc. (incorporated herein by reference to Exhibit 3.1 to the Registration Statement).

2.	Bylaws of PracticeWorks, Inc. (incorporated herein by reference to Exhibit 3.3 to the Registration Statement).

3.	Form of Certificate for PracticeWorks, Inc. Common Stock, $0.01 par value per share (incorporated herein by reference to Exhibit 4.1 to Registration Statement).

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